UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

JUBILANT FLAME INTERNATIONAL LTD
(Exact name of Registrant as specified in its charter)

Nevada	333-173456	27-2775885
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3150 Wilshire Blvd Suite 2215,

Los Angeles CA 90010

(Address of principal executive offices, including zip code)

+6132523673

(Registrant's telephone number, including area code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on whicheach class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: ☐

If this form relates to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instructions A.(d), check the following box: ☒

Securities Act registration statement file number to which this form relates: File No. 333-173456

Securities to be registered pursuant to Section 12(g) of the Act: Common stock with a par value of $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered

A description of the Registrant's Common Stock, set forth under the caption "Description of Securities" contained in the prospectus included in the Company's Registration Statement on Form S-1/A, (File No. 333-173456), filed with the Securities and Exchange Commission on December 02, 2011 (the "Registration Statement"), is hereby incorporated by reference in response to this item.

Item 2. Exhibits

Exhibit Number	Description

3.1	Articles of Incorporation of the Registrant*

3.2	Bylaws of the Registrant*

_______________

*	Incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-173456), filed with the Securities and Exchange Commission on April 12, 2011

2

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

JUBILANT FLAME INTERNATIONAL LTD

Date: December 1, 2015	By:	/s/ Yan Li
Yan Li
President and Director